UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 24, 2005

Nissan Auto Leasing LLC II
(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)

(Exact name of registrant as specified in its charter)

Nissan-Infiniti LT
(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

NILT Trust
(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)

(Exact name of registrant as specified in its charter)

Nissan Auto Lease Trust 2004-A
(Issuer with respect to the Notes)

(Exact name of registrant as specified in its charter)

Delaware	333-106763 333-106763-01 333-106763-02 333-118256	95-4885574 33-6226449 52-6935346 51-6557795
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8509

Item 5. Other Events.

This amendment to the Current Reports on Form 8-K, originally dated November 15, 2004, December 15, 2004 (as amended by an amendment to the Current Reports on Form 8-K/A, dated May 13, 2005), January 18, 2005 (as amended by an amendment to the Current Reports on Form 8-K/A, dated May 13, 2005), February 15, 2005 (as amended by an amendment to the Current Reports on Form 8-K/A, dated May 13, 2005) and March 15, 2005 (as amended by an amendment to the Current Reports on Form 8-K/A, dated May 13, 2005), is being filed in order to replace the exhibit that was attached to each of the original or amended Current Report, as applicable.

Pursuant to Section 8.09(b) of the 2004-A Servicing Supplement, dated as of October 28, 2004 (the “Agreement”), by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI beneficiary, and Nissan Motor Acceptance Corporation, as servicer (the “Servicer”), the Servicer had previously delivered to the Trustee (as defined in the Agreement) a Settlement Statement (as defined in the Agreement). Copies of such Settlement Statements were previously filed on Current Reports on Form 8-K, originally dated November 15, 2004, December 15, 2004 (as amended by an amendment to the Current Reports on Form 8-K/A, dated May 13, 2005), January 18, 2005 (as amended by an amendment to the Current Reports on Form 8-K/A, dated May 13, 2005), February 15, 2005 (as amended by an amendment to the Current Reports on Form 8-K/A, dated May 13, 2005) and March 15, 2005 (as amended by an amendment to the Current Reports on Form 8-K/A, dated May 13, 2005). The following items were corrected from each of the filed versions:

(a)	There was an error on the value reported for “V. POOL STATISTICS—Monthly Prepayment Speed.”

(b)	There was an error on the value reported for “V. POOL STATISTICS—Lifetime Prepayment Speed.”

Copies of the corrected Settlement Statement for the months of October 2004, November 2004, December 2004, January 2005 and February 2005 are filed as Exhibit 20.1, 20.2, 20.3, 20.4 and 20.5, respectively, to this Form 8-K/A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

 Exhibit No.                Description

20.1	Settlement Statement for the month ended October 31, 2004

20.2	Settlement Statement for the month ended November 30, 2004

20.3	Settlement Statement for the month ended December 31, 2004

20.4	Settlement Statement for the month ended January 31, 2005

20.5	Settlement Statement for the month ended February 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO LEASING LLC II

By: /s/ Kazuhiko Kazama_______
Kazuhiko Kazama
Treasurer

NISSAN AUTO LEASE TRUST 2004-A

By: Nissan Auto Leasing LLC II,
solely as originator of
Nissan Auto Lease Trust 2004-A

By: /s/ Kazuhiko Kazama_______
Kazuhiko Kazama
Treasurer

NILT TRUST

By: Nissan Motor Acceptance Corporation,
solely as grantor and beneficiary

By: /s/ Kazuhiko Kazama_______
Kazuhiko Kazama
Treasurer

NISSAN-INFINITI LT

By: Nissan Motor Acceptance Corporation,
solely as  originator of Nissan-Infiniti LT

By: /s/ Kazuhiko Kazama_______
Kazuhiko Kazama
Treasurer
June 24, 2005

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Settlement Statement for the month ended October 31, 2004	6
20.2	Settlement Statement for the month ended November 30, 2004	10
20.3	Settlement Statement for the month ended December 31, 2004	14
20.4	Settlement Statement for the month ended January 31, 2005	18
20.5	Settlement Statement for the month ended February 28, 2005	22